UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 3, 2018

Dominion Energy Midstream Partners, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36684	46-5135781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On October 3, 2018, Mark F. McGettrick provided notice of his intent to step down as Chief Financial Officer of Dominion Energy, Inc. (“Dominion Energy”) and its subsidiaries, including Dominion Energy Midstream GP, LLC, the general partner for Dominion Energy Midstream Partners, LP, effective November 1, 2018. Mr. McGettrick, age 60, will remain with Dominion Energy as Executive Vice President to support the transition to his successor until his retirement, effective January 1, 2019.

Mr. McGettrick will also retire from the Board of Directors of Dominion Energy Midstream GP, LLC, effective November 1, 2018. Mr. McGettrick’s retirement is not the result of any disagreement with Dominion Energy Midstream Partners, LP.

On October 9, 2018, Dominion Energy announced that James R. Chapman will succeed Mr. McGettrick as Senior Vice President, Chief Financial Officer and Treasurer for Dominion Energy and its subsidiaries, including Dominion Energy Midstream GP, LLC, effective November 1, 2018. Mr. Chapman, age 49, has served as Senior Vice President – Mergers & Acquisitions and Treasurer since February 2016. He joined Dominion Energy in August 2013, serving as managing director – Corporate Finance and Mergers & Acquisitions through December 2014 and Vice President – Corporate Finance and Mergers & Acquisitions from January 2015 through January 2016. Prior to joining Dominion Energy, he held roles including managing director and head of Asia Pacific Power & Utilities Investment Banking with Barclays plc.

Mr. Chapman’s compensation as Chief Financial Officer will be determined and approved by Dominion Energy’s Compensation, Governance and Nominating Committee at a later date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY MIDSTREAM PARTNERS, LP Registrant

By: Dominion Energy Midstream GP, LLC
Its general partner

/s/ Carter M. Reid
Carter M. Reid Executive Vice President, Chief Administrative & Compliance Officer and Corporate Secretary

Date: October 9, 2018